SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                      --------------------
                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported):February 24, 1999

                  BORG-WARNER AUTOMOTIVE, INC.
       (Exact Name of Registrant as Specified in Charter)

Delaware                        1-12162                         13-3404508
----------------                ------------                    -----------
(State or Other               (Commission File Number)        IRS Employer
Jurisdiction of                                              Identification
Incorporation)                                                   Number

      200 South Michigan Avenue, Chicago, Illinois, 60604
(Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code:    (312) 322-8500

Item 5.  Other Events.

     On February 24, 1999, Borg-Warner Automotive, Inc. announced the exchange ratio for the stock portion of the acquisition of Kuhlman Corporation.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     (99.1) Borg-Warner Automotive, Inc. Press Release dated
February 24, 1999.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 24, 1999


                         BORG-WARNER AUTOMOTIVE, INC.


                         By: /s/ Vincent Lichtenberger
                         -----------------------------
                         Name: Vincent Lichtenberger
                         Title: Assistant Secretary